Exhibit 10.28.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

LOANDEPOT GMSR MASTER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

LOANDEPOT.COM, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 4

Dated as of October 15, 2020

to the

Series 2017-VF1 Indenture Supplement

Dated as of August 11, 2017

This Amendment No. 4 to the Series 2017-VF1 Indenture Supplement (this “Amendment”) is dated as of October 15, 2020, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and Pentalpha Surveillance LLC, as credit manager (the “Credit Manager”), are parties to that certain Amended and Restated Base Indenture, dated as of October 31, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of August 11, 2017 (as amended by Amendment No. 1 thereto, dated as of September 17, 2018, as further amended by Amendment No. 2 thereto, dated as of September 16, 2019 and as further amended by Amendment No. 3 thereto, dated as of October 16, 2019), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2017-VF1 Indenture Supplement, and together with the Base Indenture, the “Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2017-VF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Series 2017-VF1 Indenture Supplement;

WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, currently there are two (2) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and is financed by CSCIB under the Series 2017-VF1 Repurchase Agreement, dated as of August 11, 2017, between loanDepot and CSCIB (the “VFN Repurchase Agreement”), pursuant to which loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Note to CSCIB; and (ii) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of August 11, 2017, among the Issuer, the Administrative Agent and CSCIB, as purchaser (the “Series 2017-MBSADV1 Note Purchase Agreement”);

WHEREAS, (i) pursuant to the Trust Agreement, loanDepot is the sole Owner, (ii) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Note under the VFN Repurchase Agreement and (iii) pursuant to the terms of the Series 2017-MBSADV1 Note Purchase Agreement, CSCIB is the purchaser of the Series 2017-MBSADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes and therefore CSCIB is the Series Required Noteholder of all Variable Funding Notes;

WHEREAS, the Series 2017-VF1 Indenture Supplement is a Transaction Document; and

WHEREAS, pursuant to Section 11 of the Series 2017-VF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2017-VF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1. Amendments to the Series 2017-VF1 Indenture Supplement.

(a) The Series 2017-VF1 Indenture Supplement is hereby amended by deleting the definitions of “Margin” and “Stated Maturity Date” in their entirety and replacing them as follows:

“Margin” means, for the Series 2017-VF1 Notes, [***]% per annum.

“Stated Maturity Date” means, for Series 2017-VF1 Notes, October 16, 2021.

(b) The Series 2017-VF1 Indenture Supplement is hereby amended by deleting the Definitions of “Amortization Date” and “Anniversary Date” in their entirety.

(c) Section 7 of the Series 2017-VF1 Indenture Supplement titled “Section 7. Optional Extension of Stated Maturity Date.” is hereby deleted in its entirety and replaced with “[Reserved].”.

SECTION 2. Effective Date of Margin and Note Interest Rate. For the avoidance of doubt, the Note Interest Rate will be recalculated using the revised Margin on the date this Amendment is executed. When determining the Interest Payment Amount for the first Payment Date or Interim Payment Date immediately following execution of this Amendment, the previously defined Margin and related Note Interest Rate that were effective prior to the date of this Amendment will be used to accrue interest from the beginning of the Interest Accrual Period through the calendar day before the execution of this Amendment and the revised Margin and related Note Interest Rate will be used to accrue interest from the date this Amendment was executed through the end of the Interest Accrual Period.

SECTION 3. Consent. Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee to execute this Amendment, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification. The Noteholder hereby directs the Indenture Trustee to execute and deliver this Amendment and waives the Opinions of Counsel required by Sections 1.3, 12.2 and 12.3 of the Base Indenture.

SECTION 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5. No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholders that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Indenture Supplement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 7. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

LOANDEPOT GMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 4 to Series 2017-VF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 4 to Series 2017-VF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 4 to Series 2017-VF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 4 to Series 2017-VF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2017-VF1 Note and Series 2017-MBSADV1 Note

By:
Name:
Title:

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 4 to Series 2017-VF1 Indenture Supplement]